SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): August 2, 2006

Centex Home Equity Loan Trust 2006-A
(Issuing Entity)

CHEC Funding, LLC
(Exact name of Depositor as specified in its charter)

Centex Home Equity Company, LLC
(Exact name of Sponsor as specified in its charter)

CHEC Funding, LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-130642-01	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2728 North Harwood Street, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated May 31, 2006, in connection with the issuance of Centex Home Equity Loan Trust 2006-A, Centex Home Equity Loan Asset-Backed Certificates, Series 2006-A, in order to amend and restate the Pooling and Servicing Agreement by and among CHEC FUNDING, LLC, as depositor, CENTEX HOME EQUITY COMPANY, LLC, as seller and as servicer, HARWOOD STREET FUNDING II, LLC as conduit seller and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as trustee.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1*	Pooling and Servicing Agreement
4.2	Amended and Restated Pooling and Servicing Agreement
* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By: /s/ Gregory Oniu
Name:  Gregory Oniu
Title:  Treasurer

Dated:  August 2, 2006

EXHIBIT 4.2